Exhibit 99.1

LIMITED GUARANTEE

This LIMITED GUARANTEE, dated as of October 28, 2010 (this “Limited Guarantee”), is entered into by and between EGI-Fund (08-10) Investors, L.L.C., a Delaware limited liability company (the “Guarantor”), in favor of Rewards Network Inc., a Delaware corporation (the “Guaranteed Party”). Capitalized terms used but not defined in this Limited Guarantee shall have the meanings ascribed to such terms in the Merger Agreement (as defined below).

1. Limited Guarantee. To induce the Guaranteed Party to enter into that certain Agreement and Plan of Merger, dated as of October 28, 2010 (as amended, restated, supplemented or otherwise modified from time to time pursuant to the terms thereof, the “Merger Agreement”), by and among the Guaranteed Party, EGI Acquisition Parent, L.L.C., a Delaware limited liability company (“Parent”), and EGI Acquisition, L.L.C., a Delaware limited liability company (“Purchaser”), pursuant to which and subject to the terms and conditions of which the Guaranteed Party will become a wholly owned subsidiary of Parent (the “Merger”), the Guarantor, intending to be legally bound, hereby absolutely, irrevocably and unconditionally guarantees to the Guaranteed Party, on the terms and conditions set forth herein the due and punctual payment as and when due of the payment obligations of Parent and Purchaser with respect to any amounts payable by Parent or Purchaser (a) pursuant to Section 8.03(d) of the Merger Agreement in respect of the Parent Termination Fee, (b) pursuant to Section 8.03(d) of the Merger Agreement in respect of the reimbursement of Company Expenses, and (c) pursuant to Section 8.02 of the Merger Agreement in respect of any Willful Breach (collectively, the “Obligations”), provided, however, that in no event shall the Guarantor’s liability under this Limited Guarantee exceed $17,254,888.75 (the “Cap”), it being understood that this Guarantee may not be enforced without giving effect to the Cap. The Guaranteed Party hereby agrees that in no event shall the Guarantor be required to pay any amount to the Guaranteed Party under, in respect of, or in connection with this Limited Guarantee, the Debt Commitment Letter, the Equity Commitment Letter, the Merger Agreement or the transactions contemplated hereby and thereby other than as expressly set forth herein. All payments hereunder shall be made in lawful money of the United States, in immediately available funds. If Parent or Purchaser fails to pay the Obligations when due, then all of the Guarantor’s liabilities to the Guaranteed Party hereunder in respect of such Obligations shall, at the Guaranteed Party’s option, become immediately due and payable and the Guaranteed Party may at any time and from time to time, at the Guaranteed Party’s option, take any and all actions available hereunder or under applicable law to collect the Obligations from the Guarantor. In furtherance of the foregoing, the Guarantor acknowledges that the Guaranteed Party may, in its sole discretion, bring and prosecute a separate action or actions against the Guarantor for the full amount of the Obligations (subject to the Cap) regardless of whether any action is brought against Parent or Purchaser. The Guarantor reserves the right to assert defenses or other rights, if any, which Parent or Purchaser may have under the Merger Agreement to payment of the Obligations. The Guarantor agrees to pay on demand all reasonable and documented out-of-pocket expenses (including reasonable fees and expenses of counsel) incurred by the Guaranteed Party in connection with the enforcement of its rights hereunder if the Guarantor fails or refuses to make any payment to the Guaranteed Party hereunder when due and payable and it is judicially determined that the Guarantor is required to make such payment hereunder. Amounts payable to the Guaranteed Party pursuant to the previous sentence shall be referred to herein as the “Reimbursement Obligations”.

2. Nature of Guarantee. The Guarantor’s liability hereunder is absolute, unconditional, irrevocable and continuing irrespective of any modification, amendment or waiver of or any consent to departure from the Merger Agreement that may be agreed to by Parent or Purchaser. In the event that any payment to the Guaranteed Party in respect of the Obligations is rescinded or must otherwise be returned for any reason whatsoever, the Guarantor shall remain liable hereunder with respect to the Obligations (subject to the Cap) as if such payment had not been made. This Limited Guarantee is an unconditional and continuing guarantee of payment and not of collection, and the Guaranteed Party shall not be required to proceed against Parent or Purchaser before proceeding against the Guarantor hereunder.

3. Changes in Obligation; Certain Waivers. The Guarantor agrees that the Guaranteed Party may, in its sole discretion, at any time and from time to time, without notice to or further consent of the Guarantor, extend the time of payment of the Obligations, and may also make any agreement with Parent or Purchaser for the extension or renewal thereof, in whole or in part, without in any way impairing or affecting the Guarantor’s obligations under this Limited Guarantee or affecting the validity or enforceability of this Limited Guarantee. The Guarantor agrees that the obligations of the Guarantor hereunder shall not be released or discharged, in whole or in part, or otherwise affected by (a) the failure or delay on the part of the Guaranteed Party to assert any claim or demand or to enforce any right or remedy against Parent or Purchaser; (b) any change in the time, place or manner of payment of any of the Obligations, or any rescission, waiver, compromise, consolidation, or other amendment or modification of any of the terms or provisions of the Merger Agreement made in accordance with the terms thereof; (c) the addition or substitution of any entity or other Person now or hereafter liable with respect to the Obligations or otherwise interested in the transactions contemplated by the Merger Agreement; (d) any change in the corporate existence, structure or ownership of Parent or Purchaser; (e) the existence of any claim, set-off or other right which the Guarantor may have at any time against Parent, Purchaser or the Guaranteed Party or any of their respective affiliates, whether in connection with the Obligations or otherwise except as provided herein; (f) the adequacy of any other means the Guaranteed Party may have of obtaining payment related to the Obligations; (g) any insolvency, bankruptcy, reorganization or other similar proceeding affecting Parent or Purchaser; and (h) any discharge of the Guarantor as a matter of applicable law (other than as a result of, and to the extent of, payment of the Obligations in accordance with the terms of the Merger Agreement). To the fullest extent permitted by applicable law, the Guarantor hereby expressly waives any and all rights or defenses arising by reason of any applicable law which would otherwise require any election of remedies by the Guaranteed Party. The Guarantor waives promptness, diligence, notice of the acceptance of this Limited Guarantee and of the Obligations, presentment, demand for payment, notice of non-performance, default, dishonor and protest, notice of the Obligations incurred and all other notices of any kind (except for notices to be provided in accordance with the Merger Agreement), all defenses which may be available by virtue of any valuation, stay, moratorium or other similar applicable law now or hereafter in effect, and all suretyship defenses generally (other than fraud by the Guaranteed Party or any of its affiliates or defenses to the payment of the Obligations that are available to Parent or Purchaser under the Merger Agreement or breach by the Guaranteed Party of this Limited Guarantee). The Guarantor acknowledges that it will receive substantial direct and indirect benefits from the transactions contemplated by the Merger Agreement and that the waivers, agreements, covenants, obligations and other terms in this Limited Guarantee are knowingly made and agreed to in contemplation of such benefits. The Guaranteed Party hereby covenants and agrees that it shall not institute, directly or indirectly, and shall cause its affiliates not to institute, directly or indirectly, any proceeding or bring any other claim arising under, in respect of or in connection with the Debt Commitment Letter, the Equity Commitment Letter, the Merger Agreement or the transactions contemplated thereby, against the Guarantor or any Non-Recourse Party (as defined in Section 9 herein), except for claims against the Guarantor under this Limited Guarantee (subject to the limitations described herein). The Guarantor hereby covenants and agrees that it shall not assert, directly or indirectly, in any proceeding that this Limited Guarantee is illegal, invalid or unenforceable in accordance with its terms. Notwithstanding anything to the contrary contained in this Limited Guarantee, the Guaranteed Party hereby agrees that to the extent Parent and Purchaser are relieved (other than by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other similar laws affecting creditors’ rights generally, or general equitable principles (whether considered in a proceeding in equity or at law)) of all or any portion of the Obligations under the Merger Agreement, the Guarantor shall be similarly relieved of the Obligations under this Limited Guarantee.

4. No Waiver; Cumulative Rights. For so long as this Limited Guarantee shall remain in effect in accordance with Section 8 hereof, no failure to exercise, and no delay in exercising, any right, remedy or power hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy or power hereunder preclude any other or future exercise of any right, remedy or power hereunder. Each and every right, remedy and power hereby granted to the Guaranteed Party shall be cumulative and not exclusive of any other, and may be exercised by the Guaranteed Party at any time or from time to time. The Guaranteed Party shall not have any obligation to proceed at any time or in any manner against, or exhaust any or all of the Guaranteed Party’s rights against, Parent, Purchaser or any other Person now or hereafter liable for any Obligation or interested in the transactions contemplated by the Merger Agreement prior to proceeding against the Guarantor.

5. Representations and Warranties. The Guarantor hereby represents and warrants that:

(a) it has all requisite corporate or limited liability company power and authority to execute, deliver and perform this Limited Guarantee; the execution, delivery and performance of this Limited Guarantee have been duly and validly authorized by all necessary action, and do not contravene any provision of the Guarantor’s charter, partnership agreement, operating agreement or similar organizational documents, or any applicable law or contractual restriction binding on the Guarantor or its assets; and the Person executing and delivering this Limited Guarantee on behalf of the Guarantor is duly authorized to do so;

(b) all consents, approvals, authorizations, permits of, filings with and notifications to, any governmental entity necessary for the due execution, delivery and performance of this Limited Guarantee by the Guarantor have been obtained or made and all conditions thereof have been duly complied with, and no other action by, and no notice to or filing with, any governmental entity is required in connection with the execution, delivery or performance of this Limited Guarantee;

(c) this Limited Guarantee constitutes a legal, valid and binding obligation of the Guarantor enforceable against the Guarantor in accordance with its terms, subject to (i) the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other similar applicable laws affecting creditors’ rights generally, and (ii) general equitable principles (whether considered in a proceeding in equity or at law); and

(d) it has the financial capacity to pay and perform its obligations under this Limited Guarantee, and all funds necessary for the Guarantor to fulfill its obligations under this Limited Guarantee shall be available to the Guarantor (or its permitted assignee pursuant to Section 6 hereof) for so long as this Limited Guarantee shall remain in effect in accordance with Section 8 hereof.

6. No Assignment. Neither this Limited Guarantee nor any right or obligation hereunder may be assigned by any party (by operation of law or otherwise) without the prior written consent of the other party, except that, without the prior written consent of the Guaranteed Party, this Limited Guarantee may be assigned, in whole or in part, by the Guarantor to one or more of its affiliates or to one or more investment funds sponsored or managed by the Guarantor or one or more of its affiliates; provided, that any such assignment will not release the Guarantor from its obligations hereunder. Any attempted assignment in violation of this section shall be null and void.

7. Notices. All notices, requests, claims, demands and other communications hereunder shall be given by the means specified in the Merger Agreement (and shall be deemed given as specified therein), as follows:

if to the Guaranteed Party, to:

Rewards Network Inc.

2 N. Riverside Plaza, Suite 950

Chicago, Illinois 60606

Attention: Roya Behnia

Facsimile: (312) 521-6768

with a copy to (which alone shall not constitute notice):

Jones Day

77 West Wacker Drive

Chicago, Illinois 60601

Attention: Timothy J. Melton

Facsimile: (312) 782-8585

if to the Guarantor, to:

EGI-Fund (08-10) Investors, L.L.C.

c/o Equity Group Investments, L.L.C.

2 N. Riverside Plaza, Suite 600

Chicago, Illinois 60606

Attention: Jon Wasserman

Facsimile: (312) 559-1260

with a copy to (which alone shall not constitute notice):

Skadden, Arps, Slate, Meagher & Flom LLP

155 North Wacker Drive

Chicago, Illinois 60606

Attention: Peter C. Krupp

Facsimile: (312) 407-8513

8. Continuing Guarantee. This Limited Guarantee may not be revoked or terminated and shall remain in full force and effect and shall be binding on the Guarantor, its successors and permitted assigns until the Obligations have been paid in full. Notwithstanding the foregoing, this Limited Guarantee shall terminate and the Guarantor shall have no further obligations under this Limited Guarantee as of the earliest of (i) the Closing in accordance with the terms of the Merger Agreement, (ii) the valid termination of the Merger Agreement in accordance with its terms under circumstances set forth in the Merger Agreement in which Parent or Purchaser would not be obligated to pay the Parent Termination Fee or provide reimbursement of the Company Expenses, and (iii) the payment to the Guaranteed Party by any combination of Parent, Purchaser and/or the Guarantor of the Parent Termination Fee and the Company Expenses or an amount of the Obligations equal to the Cap.

9. No Recourse. Notwithstanding anything that may be expressed or implied in this Limited Guarantee or any document or instrument delivered in connection herewith, by its acceptance of the benefits of this Limited Guarantee, the Guaranteed Party covenants, agrees and acknowledges that no Person other than the Guarantor has any obligation hereunder and that, notwithstanding that the Guarantor and/or certain investment managers, managers or general partners of the Guarantor or its affiliates may be partnerships or limited liability companies, the Guaranteed Party has no right of recovery under this Limited Guarantee, or any claim based on such obligations against, and no personal liability shall attach to, the former, current or future equity holders, controlling persons, directors, officers, employees, agents, affiliates (other than the Guarantor or any assignee under Section 6) of the Guarantor or any agent of any of the foregoing (collectively, each of the foregoing but not including Parent, Purchaser or their respective assignees, a “Non-Recourse Party”), through Parent, Purchaser or otherwise, whether by or through attempted piercing of the corporate veil, by or through a claim by or on behalf of Parent or Purchaser against any Non-Recourse Party (including a claim to enforce the Equity Commitment Letter), by the enforcement of any assessment or by any legal or equitable proceeding, by virtue of any statute, regulation or applicable law, or otherwise; and the Guaranteed Party further covenants, agrees and acknowledges that the only rights of recovery that the Guaranteed Party has in respect of the Equity Commitment Letter, the Merger Agreement or the transactions contemplated thereby against any Non-Recourse Party are its rights to recover from the Guarantor (but not any Non-Recourse Party) under and to the extent expressly provided in this Limited Guarantee and subject to the Cap and the other limitations described herein. Recourse against the Guarantor under and pursuant to the terms of this Limited Guarantee shall be the sole and exclusive remedy of the Guaranteed Party and all of its affiliates against the Guarantor and the Non-Recourse Parties in respect of any liabilities or obligations arising under, or in connection with, the Equity Commitment Letter, the Merger Agreement or the transactions contemplated thereby, including by piercing of the corporate veil or a claim by or on behalf of Parent or Purchaser. The Guaranteed Party hereby covenants and agrees that it shall not institute, and it shall cause its affiliates not to institute, any proceeding or bring any other claim arising under, or in connection with, the Equity Commitment Letter, the Merger Agreement or the transactions contemplated thereby against the Guarantor or any Non-Recourse Party except for claims against the Guarantor under this Limited Guarantee. Nothing set forth in this Limited Guarantee shall confer or give or shall be construed to confer or give to any Person other than the Guaranteed Party (including any Person acting in a representative capacity) any rights or remedies against any Person including the Guarantor, except as expressly set forth herein.

10. Governing Law; Jurisdiction. This Limited Guarantee shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to conflicts of laws principles that would result in the application of the law of any other State. The Delaware Court of Chancery sitting in Wilmington, Delaware (and if the Delaware Court of Chancery shall be unavailable, any Delaware state court and the Federal court of the United States of America sitting in the State of Delaware) will have exclusive jurisdiction over any and all disputes among the parties, whether at law or in equity, based upon, arising out of or relating to this Limited Guarantee or the facts and circumstances leading to its execution and delivery, whether in contract, tort or otherwise. Each of the parties irrevocably consents to and agrees to submit to the exclusive jurisdiction of such courts, agrees that process may be served upon them in any manner authorized by the laws of the State of Delaware, and hereby waives, and agrees not to assert in any such dispute, to the fullest extent permitted by applicable law, any claim that (i) such Party is not personally subject to the jurisdiction of such courts, (ii) such party and such party’s property is immune from any legal process issued by such courts or (iii) any litigation commenced in such courts is brought in an inconvenient forum.

11. WAIVER OF JURY TRIAL. EACH PARTY HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS LIMITED GUARANTEE.

12. Counterparts. This Limited Guarantee may be executed in any number of counterparts (including by facsimile and via email by .pdf delivery), each such counterpart when executed being deemed to be an original instrument, and all such counterparts shall together constitute one and the same agreement.

13. No Third Party Beneficiaries. Except as provided in Section 9, the parties hereby agree that their respective representations, warranties and covenants set forth herein are solely for the benefit of the other party hereto and its successors and permitted assigns, in accordance with and subject to the terms of this Limited Guarantee, and this Limited Guarantee is not intended to, and does not, confer upon any Person other than the parties hereto and their respective successors and permitted assigns any rights or remedies hereunder, including the right to rely upon the representations and warranties set forth herein.

14. Confidentiality. This Limited Guarantee shall be treated as confidential and is being provided to the Guaranteed Party solely in connection with the Merger. This Limited Guarantee may not be used, circulated, quoted or otherwise referred to in any document by the Guaranteed Party or its affiliates except with the prior written consent of the Guarantor in each instance; provided that no such written consent is required for any disclosure of the existence of this Limited Guarantee to the legal, financial and accounting advisors to the Guaranteed Party, or to the extent required by applicable law, by the applicable rules of any national securities exchange, in connection with any SEC filing relating to the Merger or in connection with any litigation relating to the Merger, the Merger Agreement and the transactions contemplated thereby and hereby.

15. Miscellaneous.

(a) This Limited Guarantee contains the entire agreement between the parties relative to the subject matter hereof and supersedes all prior agreements and undertakings between the parties with respect to the subject matter hereof. No amendment, modification or waiver of any provision hereof shall be enforceable unless approved by the Guaranteed Party and the Guarantor in writing.

(b) Any term or provision hereof that is prohibited or unenforceable in any situation in the agreed-upon jurisdiction shall be ineffective solely to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof; provided, however, that this Limited Guarantee may not be enforced without giving effect to the limitation of the amount payable hereunder to the Cap provided in Section 1 hereof and the provisions of Section 8, and Section 9 and this Section 15(b).

(c) When a reference is made in this Limited Guarantee to a Section, such reference shall be to a Section of this Limited Guarantee unless otherwise indicated. The headings contained in this Limited Guarantee are for reference purposes only and shall not affect in any way the meaning or interpretation of this Limited Guarantee. Whenever the words “include,” “includes” or “including” are used in this Limited Guarantee, they shall be deemed to be followed by the words “without limitation”. The words “hereof,” “herein” and “hereunder” and words of similar import when used in this Limited Guarantee shall refer to this Limited Guarantee as a whole and not to any particular provision of this Limited Guarantee. The definitions contained in this Limited Guarantee are applicable to the singular as well as the plural forms of such terms and to the masculine as well as to the feminine and neuter genders of such term. References to a “person” will be interpreted broadly to include, without limitation, any individual, corporation, company, group, partnership, limited liability company, other entity or any governmental representative or authority, as well as such person’s permitted successors and assigns.

(d) All parties acknowledge that each party and its counsel have reviewed this Limited Guarantee and that any rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of this Limited Guarantee.

[Signature pages follow]

IN WITNESS WHEREOF, the Guarantor has caused this Limited Guarantee to be duly executed and delivered as of the date first written above.

GUARANTOR:

EGI-FUND (08-10) INVESTORS, L.L.C.

By:	/s/ Philip G. Tinkler
Name: Philip G. Tinkler
Title: Vice President

IN WITNESS WHEREOF, the Guaranteed Party has caused this Limited Guarantee to be duly executed and delivered as of the date first written above.

GUARANTEED PARTY:

REWARDS NETWORK INC.

By:	/s/ Ronald L. Blake
Name: Ronald L. Blake
Title: President and Chief Executive Officer